VENETIAN CASINO RESORT, LLC,

                                    Landlord


                                       and


                    GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

                                     Tenant




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                          MALL I AIRSPACE/GROUND LEASE

              -----------------------------------------------------




                             As of November 14, 1997







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                          MALL I AIRSPACE/GROUND LEASE


            THIS MALL I AIRSPACE/GROUND LEASE (this "Lease") is made as of the 14th day of November, 1997, by and between VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("Landlord"), and GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Tenant").

                          W I T N E S S E T H :

            WHEREAS, Landlord owns fee simple title to certain land (the "Phase I Land") a part of which is (i) that certain space more particularly described in Exhibit A-1 attached hereto and made a part hereof (such parcel, as the boundaries thereof may be adjusted in accordance with the REA (as herein defined) together with all easements, development rights, licenses, privileges, interests and other rights appurtenant thereto is referred to herein as the "Mall I Airspace") and (ii) that certain land more particularly described on Exhibit A-2 (such parcel, as the boundaries thereof may be adjusted in accordance with the REA together with all easements, development rights, licenses, privileges, interests and other rights appurtenant thereto is referred to herein as the "Retail Annex Land"). The Retail Annex Land and the Mall I Airspace are collectively herein referred to as the "Mall Real Estate";

            WHEREAS, Landlord intends to do a commercial subdivision of the Phase I Land so that the Mall I Airspace and the Retail Annex Land will be separate legal parcels capable of being conveyed in fee simple (collectively, the "Subdivision");

            WHEREAS, Landlord and Tenant contemplate, in accordance with the FADAA (as herein defined), constructing (a) a Venetian-theme shopping mall and certain other improvements to be located in the Mall I Airspace; (b) a Venetian-theme retail annex to such shopping mall to be located on the Retail Annex Land, (together with all improvements, systems, fixtures and other items or property now or hereafter attached or appurtenant to such improvements or used or necessary in the ownership and operation thereof and all appurtenances belonging thereto, herein collectively referred to as, the "Mall Improvements"; and (c) certain common areas ("Common Areas") more particularly described as H/C Pass-Through Areas, H/C Mall Common Areas, and H/C Limited Common Areas and Mall I Limited Common Areas in the REA (as hereinafter defined), all of the foregoing being constructed in accordance with (x) the FADAA (hereinafter defined) and (y) the Plans and Specifications. The Mall Improvements together with the Mall I Airspace and the Retail Annex Land are herein referred to as the "Premises";

            WHEREAS, Las Vegas Sands Inc. ("LVSI"), a Nevada corporation, Landlord and Tenant (collectively, "Borrowers"), in order to finance a portion of the construction of the Project (as defined in the FADAA), including the Mall





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Improvements and Common Areas, have entered into a certain Credit Agreement, dated as of November 14, 1997 with GMAC Commercial Mortgage Corporation ("GMAC") in connection with a loan in the principal amount of up to $140,000,000 plus possible other future advances as provided in the Credit Agreement (the "GMAC Loan");

            WHEREAS, the GMAC Loan is secured by, among other things, the following security documents in favor of GMAC:

            (a) a deed of trust (the "GMAC Fee Mortgage") upon, among other things, (i) fee title to the Mall Real Estate, (ii) Landlord's interest, as Landlord, and Tenant's interests as tenant, in this Lease, and (iii) Landlord's interests, as Landlord, in that certain Master Lease for Additional Billboard Space of even date herewith between Landlord and Tenant ("Master Lease for Additional Billboard Space"), and

            (b) a deed of trust (the "GMAC Leasehold Mortgage") upon, among other things, (i) Tenant's interests, as tenant, in this Lease, (ii) Tenant's interests, as tenant, in the Master Lease for Additional Billboard Space, (iii) Tenant's interests, as landlord, under any leases (including without limitation, that certain Billboard Operating Lease between Tenant as successor to Landlord and B.L. of Las Vegas, Inc. dated June 26, 1997, herein, the "Billboard Operating Lease") entered into with tenants for use of portions of the Mall Real Estate (each, a "Mall Tenant Lease"); and

            WHEREAS, LVSI, Tenant, Landlord, GMAC, The Bank of Nova Scotia, as administrative agent under that certain Bank Credit Agreement dated as of November 14, 1997, First Trust National Association, as trustee for the Borrower's 12.25% Mortgage Notes due 2004, Atlantic-Pacific Las Vegas, LLC, as the HVAC Provider, and The Bank of Nova Scotia, as disbursement agent have entered into a Funding Agents' Disbursement and Administration Agreement dated as of November 14, 1997 (the "FADAA") setting forth the Borrower's construction covenants with respect to the Project (as defined in the FADAA);

            WHEREAS, in connection with the FADAA, (a) Landlord, Tenant and Interface Group - Nevada, Inc. ("Interface"), have entered into and recorded an Amended and Restated Reciprocal Easement, Use and Operating Agreement, dated as of November 14, 1997 (the "REA") establishing certain rights, obligations and easements with respect to the Phase I Land, including Mall Real Estate, and certain real properties adjacent to the Phase I Land;

            WHEREAS, LVSI, Landlord, the Bank Agent (as defined in the FADAA), Goldman Sachs Credit Partners L.P., as syndication agent and arranger, and the Bank Lenders (as defined in the FADAA), in order to finance the development and construction of the Project, have entered into that certain Credit Agreement dated as of November 14, 1997 ("Bank Credit Agreement");







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            WHEREAS, LVSI, Landlord, and the Mortgage Notes Indenture Trustee
(as defined in the FADAA), in order to finance the development and construction of the Project, have entered into that certain Mortgage Notes Indenture dated as of November 14, 1997 ("Mortgage Notes Indenture");

            WHEREAS, Tenant has guaranteed the obligations of LVSI and Landlord under the Bank Credit Agreement and the Mortgage Notes Indenture, which obligations are secured by, among other things, a second priority deed of trust, in the case of the Bank Credit Agreement, and a third priority deed of trust, in the case of the Mortgage Notes Indenture, upon (i) Tenant's interests, as tenant, in this Lease and the Master Lease for the Additional Billboard Space, and (ii) Tenant's interests, as landlord, under any Mall Tenant Leases.

            WHEREAS, Landlord intends to convey to Tenant fee simple title to the Mall Real Estate upon completion of the Subdivision.

            NOW, THEREFORE, in consideration of the respective agreements, covenants, representations, warranties and conditions contained in this Lease, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1.    Certain Definitions.

                  1.1 "Alteration" shall mean any improvement, alteration, addition, restoration, replacement, change or other work, or signage, to the interior or exterior of the Premises made by or for Tenant or any subtenant.

                  1.2 "Bankruptcy Code" shall mean Title 11, United States Code, as now in effect or as hereafter amended, or any successor statute.

                  1.3 "Base Building" shall have the meaning set forth in the REA.

                  1.4 "Business Day" shall mean any day other than Saturday, Sunday, a Federal holiday, a holiday recognized by the State of Nevada or any day on which banks in Nevada are required or permitted to be closed.

                  1.5 "Casino" shall mean the casino to be constructed on the Phase I Land in accordance with the FADAA.

                  1.6 "Commencement Date" shall mean the date hereof.

                  1.7 "Expiration Date" shall mean the first to occur of (x) the ninety-ninth (99th) anniversary date of the Commencement Date and (y) the Transfer Date.






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                  1.8 "First Lease Year" shall mean the Lease Year commencing on the Commencement Date and ending on the first December 31st following the Commencement Date.

                  1.9 "Hotel" shall mean the "Venetian" theme suite hotel to be built within and above the Base Building in accordance with the FADAA.

                  1.10 "Landlord's Mortgage" shall mean each and every mortgage or deed of trust which may now or hereafter encumber Landlord's interest in the Premises and/or the Base Building, and all increases, renewals, modifications, consolidations, replacements and extensions thereof.

                  1.11 "Lease Year" shall mean the First Lease Year and each one-year period during the Term commencing on January 1st and ending on December 31st, except that the last Lease Year shall end on the Expiration Date.

                  1.12 "Mall Property" shall mean all inventory, trade fixtures, furniture, furnishings, equipment and signs that may from time to time be installed, placed, affixed or located at the Premises from and after the Commencement Date.

                  1.13 "Person" shall mean and include an individual, corporation, partnership, limited liability company, unincorporated association, any other business entity and any governmental entity or subdivision thereof.

                  1.14 "Phase I Land" shall mean the land described in Exhibit A-3 attached hereto and made a part hereof, together with all easements, development rights, licenses, privileges, interests, and other rights appurtenant thereto.

                  1.15 "Plans and Specifications" shall mean the "Plans and Specifications" as defined in the FADAA and the same may be amended from time to time in accordance with the terms thereof.

                  1.16 "Transfer Date" shall mean the date that Landlord conveys fee simple title to the Mall Real Estate and all right, title and interest in the Mall Improvements to Tenant, which date shall not be less than one (1) day nor more than ten (10) days after the date (the "Mall Creation Date") that the parties hereto cause the Premises to become, in accordance with applicable legal requirements, two (2) separate legal parcels.

                  1.17 "Venetian" shall mean the Phase I Land and all structures and improvements constructed thereon, including the Hotel and Casino.







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            2. Demised Premises; The Term; Use; Common Areas.

                  2.1 Demised Premises. Landlord, for and in consideration of the rents hereinafter reserved and the covenants and agreements on the part of Tenant to be paid and performed, hereby leases to Tenant, and Tenant hereby leases from Landlord as of the Commencement Date, the Mall Real Estate, to have and to hold during the Term, subject to the terms and conditions hereof.

                  2.2 Term. The term of this Lease shall commence on the Commencement Date and shall end on the Expiration Date (the "Term").

                  2.3 Use. Tenant shall use the Premises for the purposes described in the REA.

                  2.4 Common Areas. Landlord grants to Tenant the right to use the Common Areas in accordance with the rights granted to Tenant in the REA.

            3.    Rent.

                  3.1 Rent. Tenant covenants and agrees to pay to Landlord, as fixed annual rent ("Rent") for the Premises on account of each Lease Year, an amount equal to One Dollar ($1.00). Tenant's obligation to pay Rent shall commence on the Commencement Date. Rent shall be due and payable on or before the first day of each Lease Year.

            4.    Construction of Mall Improvements.

            Landlord and Tenant acknowledge that Landlord and Tenant intend to construct the Venetian, including without limitation, the Mall Improvements in and on the Mall Real Estate in accordance with the provisions of the FADAA and the Plans and Specifications. Landlord shall make no changes in the Plans and Specifications except in accordance with the provisions of the FADAA. Landlord acknowledges and agrees that all Mall Improvements as from time to time are constructed on the Mall Real Estate are owned by Tenant in fee simple. Tenant agrees to accept all Mall Improvements in their "AS IS" "WHERE IS" condition subject to all rights under all guaranties and warranties of third parties with respect thereto, to the extent that the same are assignable in accordance with the terms thereof and applicable law.

            5.    Leasehold Financing.

                  5.1 Leasehold Mortgage Permitted. Nothing in this Lease shall be construed as restricting in any manner the right of Tenant, from time to time, or at any time, to create one or more liens on, or encumber, by mortgage, deed of trust or trust deed in the nature of a mortgage (each, a "Leasehold Mortgage") the leasehold interest of Tenant in the Premises, and subject to the restrictions and






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limitations contained in any such instrument as to further conveyances, transfers and assignments, Tenant will have the right at any time, and from time to time, to convey, transfer and assign its interest under this Lease to a mortgagee or trustee, or its designee, (each "Leasehold Mortgagee") under a Leasehold Mortgage given to secure any note or other obligation of Tenant. Within ten (10) days after any funding of the loan secured by any such Leasehold Mortgage, Tenant shall serve written notice upon Landlord of the existence thereof, shall designate a post office address where notice may be served upon the Leasehold Mortgagee under any such Leasehold Mortgage and shall furnish Landlord with a copy of such Leasehold Mortgage and, to the extent requested by Landlord copies of all other loan documents with respect thereto. Failure of Tenant to serve such notice in a timely manner shall not effect any Leasehold Mortgagee's rights hereunder. A Leasehold Mortgagee shall have the right to make such services and deliveries upon Landlord.

                  5.2 Certain Benefits to Leasehold Mortgage. If Tenant shall execute any Leasehold Mortgage, then, in such event and so long as such Leasehold Mortgage shall constitute a lien or encumbrance against the leasehold estate of Tenant hereunder, the following provisions shall apply:

                        5.2.1 Amendment of Lease. No agreement by Landlord and Tenant for the cancellation, surrender, acceptance of surrender or termination, modification or amendment of this Lease shall be effective as to any Leasehold Mortgagee without the written consent of such Leasehold Mortgagee. If the Leasehold Mortgagee whose lien has first priority consents to an amendment, any Leasehold Mortgagee of a junior lien on the Mall Real Estate will not unreasonably withhold its consent to such amendment.

                        5.2.2 Exercise of Section 365(h)(i) Rights. Landlord agrees, for the benefit of Leasehold Mortgagee, that the right of election arising under Section 365 (h)(i) of the Bankruptcy Code shall be exercised by Leasehold Mortgagee and not by Tenant. Any attempted exercise by Tenant of such right of election in violation hereof shall be void.

                  5.2.3 Loss Payee. The name of such Leasehold
Mortgagee shall be added to the "Loss Payable Endorsement" of any and all insurance policies required to be carried by Tenant under the Lease or the REA.

                  5.2.4 Proceeds of Casualty and Condemnation.
Notwithstanding anything in this Lease to the contrary, in the event of any casualty to or condemnation of the Premises or any portion thereof, the insurance proceeds or condemnation proceeds, as the case may be, shall be paid in accordance with the FADAA and the REA; provided that if neither the FADAA nor the REA are in effect, the Leasehold Mortgagees shall be entitled to receive all insurance proceeds and/or condemnation awards as their interests appear (up to the amount of the indebtedness secured by the Leasehold Mortgage) otherwise payable to Tenant or






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                                                                    7




Landlord or both and apply them in accordance with the Leasehold Mortgage and shall have the right, but not the obligation, to restore the Premises.

                        5.2.5 Merger. If Tenant shall acquire fee title, or any other estate, title or interest in the Premises which is the subject of this Lease, or any part thereof, or if the leasehold estate created by this Lease, or any portion thereof, shall be assigned, sold or otherwise transferred to the owner of such fee title or other estate, title or interest in the Premises which is the subject of this Lease, then in either such event, upon the election of the Leasehold Mortgagee first in priority expressly made in writing at any time thereafter, the Leasehold Mortgage held by such Leasehold Mortgagee shall attach to and be a first lien upon such fee title and/or other estate so acquired (but only as the same pertains to the Premises, rather than any greater part of the Phase I Land), and such fee title and/or other estate so acquired shall be considered as mortgaged, assigned and conveyed to such Leasehold Mortgagee and the lien of such Leasehold Mortgage spread to cover such estate with the same force and effect as though specifically mortgaged, assigned or conveyed in such Leasehold Mortgage (and upon request of such Leasehold Mortgagee, either or both Landlord and Tenant shall execute further mortgages, assignments of leases and rents, amendments to documents and instruments as such Leasehold Mortgagee may reasonably require for such purpose); provided, however, that notwithstanding the foregoing, if and so long as any of the indebtedness secured by any such Leasehold Mortgage shall remain unpaid, unless the Leasehold Mortgagee thereunder shall otherwise in writing expressly consent, the fee title to the Premises which is the subject of this Lease and the leasehold estate created by this Lease shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates either in Landlord or in Tenant, or in a third party, by purchase or otherwise.

                        5.2.6 Right of Entry. Leasehold Mortgagee shall have the right to enter upon the Premises at any time for any purpose, including curing any defaults by Tenant under this Lease, and Landlord hereby agrees to accept performance and compliance by any such Leasehold Mortgagee of any covenants, agreements, provisions, conditions and limitations on Tenant's part to be kept, observed or performed hereunder, with the same force and effect as though kept, observed and performed by Tenant. Any default by Tenant that is not susceptible to being cured by Leasehold Mortgagee shall be deemed waived by Landlord.

                        5.2.7 Notice to Tenant. Landlord shall serve Tenant with notice if Landlord files, or has filed against it, a petition under chapters 7 or 11 of the Bankruptcy Code. Such notice shall be served within twenty-four (24) hours of such filing. Landlord shall, upon serving Tenant with any notice of (1) a bankruptcy filing as herein described, (2) default pursuant to the provisions of this Lease, or (3) a matter on which Landlord may predicate or claim a default, at the same time serve a copy of such notice upon every Leasehold Mortgagee that has served Landlord with notice of its identity and address, and no such notice by Landlord to Tenant hereunder






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                                                                    8




shall have been deemed duly given unless and until a copy thereof has been so served on every such Leasehold Mortgagee.

                        5.2.8 Additional Cure Period. From and after the time such notice as provided in Section 5.2.7 has been served upon any Leasehold Mortgagee, such Leasehold Mortgagee shall have the same period, after the service of notice upon it, for curing any default, or acts or omissions the subject of such notice, as is given Tenant after the service of notice upon Tenant, plus in each instance an additional one hundred twenty (120) days (unless, with respect to non-monetary defaults, such cure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such one hundred twenty (120) day period, in which case there shall be allowed to such Leasehold Mortgagee such additional time as may be required to effect such cure if the Leasehold Mortgagee shall have commenced curing same within such one hundred twenty (120) day period and shall prosecute the same to completion, if reasonably susceptible of being cured by such Leasehold Mortgagee).

                        5.2.9 Termination. Anything contained in this Lease to the contrary notwithstanding, if any default shall occur which entitles Landlord to terminate this Lease, or to exercise any other rights, powers or remedies available to it under this Lease, Landlord shall have no right to terminate this Lease or to exercise any of such rights, powers or remedies unless following the expiration of the period of time given Tenant to cure such default (or the act or omission which gave rise to such default), Landlord shall notify every Leasehold Mortgagee of Landlord's intent to so terminate or exercise any such rights, powers or remedies ("Default Notice") at least thirty (30) days in advance of the proposed effective date of such termination, or exercise of any rights, power or remedies if such default is capable of being cured by the payment of money, at least sixty (60) days in advance of the proposed effective date of such termination, or exercise of any such rights, powers or remedies if such default is not capable of being cured by the payment of money ("Default Notice Period"). The provisions of this Subsection 5.2.9 shall apply if, during such thirty (30) day Default Notice Period, any Leasehold Mortgagee shall notify Landlord of such Leasehold Mortgagee's desire to nullify such notice.

                        5.2.10  Procedure on Default.

                              (a) If Landlord shall elect to terminate this Lease or obtain possession of the Premises by reason of any default of Tenant, and a Leasehold Mortgagee shall have proceeded in the manner provided for by Subsection 5.2.9, the specified date for the termination of this Lease as fixed by Landlord in its Default Notice or for the obtaining of possession shall be extended for a period of six (6) months, provided that such Leasehold Mortgagee shall, during such six (6) month period:







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                                    (1)   Pay or cause to be paid the
            monetary obligations of Tenant under this Lease as the same become due, other than rentals, and continue its good faith efforts to perform all of Tenant's other obligations under this Lease, excepting (i) obligations of Tenant to satisfy or otherwise discharge any lien, charge or encumbrance against Tenant's interest in this Lease or the demised premises junior in priority to the lien of the mortgage held by such Leasehold Mortgagee and (ii) past nonmonetary obligations then in default and not reasonably susceptible of being cured by such Leasehold Mortgagee; provided that Leasehold Mortgagee may offset amounts it expends to cure any defaults by Landlord under this Lease; and

                                    (2) If not enjoined or stayed, take steps
            to acquire or sell Tenant's interest in this Lease by foreclosure of the Leasehold Mortgage or other appropriate means and prosecute the same to completion with due diligence.

                              (b) If at the end of such six (6) month period such Leasehold Mortgagee is complying with 5.2.10(a) then this Lease shall not then terminate, and the time for completion by such Leasehold Mortgagee of its proceedings shall continue so long as such Leasehold Mortgagee is enjoined or stayed and thereafter for so long as such Leasehold Mortgagee proceeds to complete steps to acquire or sell Lessee's interest in this Lease by foreclosure of the Leasehold Mortgage or by other appropriate means with reasonable diligence. Nothing in this Subsection 5.2.10, however, shall be construed to extend this Lease beyond the original term thereof or to require a Leasehold Mortgagee to continue such foreclosure proceedings after the default has been cured. If the default shall be cured and the Leasehold Mortgagee shall discontinue such foreclosure proceedings, this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease.

                              (c)   If a Leasehold Mortgagee is complying
      with Subsection 5.2.10(a)(1) of this Section, then upon the acquisition of Tenant's estate herein by such Leasehold Mortgagee or its designee or any other purchaser at a foreclosure sale or otherwise (and the discharge of any lien, charge or encumbrance against the Tenant's interest in this Lease or the demised premises which is junior in priority to the lien of the Leasehold Mortgage held by such Leasehold Mortgagee and which the Tenant is obligated to satisfy and discharge by reason of the terms of this Lease) this Lease shall continue in full force and effect as if Tenant had not defaulted under this Lease.

                        5.2.11 Receiver. A Leasehold Mortgagee shall have the right after institution of foreclosure proceedings to apply to the court for the appointment of a receiver of the Premises. In the event foreclosure proceedings have





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been instituted, any money held by Landlord which becomes payable to Tenant shall be payable upon demand to such Leasehold Mortgagee as the interest of such Leasehold Mortgagee may appear when the same so becomes payable to Tenant. If Landlord shall at any time be in doubt as to whether such monies are payable to such Leasehold Mortgagee or to Tenant, Landlord may pay such monies into court and file an appropriate action of interpleader in which event all of Landlord's costs and expenses (including attorneys' fees) shall first be paid out of the proceeds so deposited.

                   5.2.12 No Assumption. For purposes of this
Subsection 5.2.12, the making of a Leasehold Mortgage shall not be deemed to constitute an assignment or transfer of this Lease or of the leasehold estate hereby created, nor shall any Leasehold Mortgagee, as such, be deemed to be an assignee or transferee of this Lease or of the leasehold estate hereby created, so as to require such Leasehold Mortgagee, as such, to assume the performance of any of the terms, covenants or conditions on the part of Tenant to be performed hereunder, but the purchaser at any sale of this Lease and of the leasehold estate hereby created in any proceedings for the foreclosure of any Leasehold Mortgage, or the assignee or transferee of this Lease and of the leasehold estate hereby created under any instrument of assignment or transfer in lieu of the foreclosure of any Leasehold Mortgage, shall be deemed to be an assignee or transferee within the meaning of this Subsection 5.2.12 and shall be deemed to have agreed to perform all of the terms, covenants and conditions on the part of Tenant to be performed hereunder arising and accruing from and after the date of such purchase and assignment, but only for so long as such purchaser or assignee is the owner of the leasehold estate. If a Leasehold Mortgagee or its designee, or any such purchaser, assignee or transferee shall become owner of the leasehold estate and if the buildings and improvements on the Premises shall have been or become materially damaged on, before or after the date of such purchase and assignment, then any such Leasehold Mortgagee, designee, purchaser, assignee or transferee shall be obligated to repair, replace or reconstruct the building or other improvements only to the extent of the net insurance proceeds received by such Leasehold Mortgagee, designee, purchaser, assignee or transferee by reason of such damage.

                        5.2.13 Successive Sales. Any Leasehold Mortgagee or other acquiror of the leasehold estate of Tenant pursuant to foreclosure, assignment in lieu of foreclosure or other proceedings may, upon acquiring Tenant's leasehold estate, without further consent of Landlord, sell and assign the leasehold estate so acquired on such terms and to such persons or organizations as are acceptable to such Leasehold Mortgagee or acquirer and thereafter be relieved of all obligations under this Lease; provided that such assignee has delivered to Landlord its written agreement to be bound by all of the provisions of this Lease from and after the date of such assignment.







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                        5.2.14  Leasehold Mortgagee Need Not Cure Specified
Defaults. Nothing herein contained shall require any Leasehold Mortgagee or its designee as a condition to the exercise of its rights hereunder to cure any default of Tenant not reasonably susceptible of being cured by such Leasehold Mortgagee or its designee.

                        5.2.15 Lease Proceedings. Landlord shall give each Leasehold Mortgagee that has provided Landlord with notice of its interest and address, prompt notice of any arbitration or legal proceedings between Landlord and Tenant involving this Lease. Each Leasehold Mortgagee shall have the right to intervene in any such proceedings and be made a party to such proceedings, and the parties hereto do hereby consent to such intervention. In the event that any Leasehold Mortgagee shall not elect to intervene or become a party to any such proceedings, Landlord shall give such Leasehold Mortgagee notice of, and a copy of any award or decision made in any such proceedings, which shall be binding on all Leasehold Mortgagees not intervening after receipt of notice of arbitration. Tenant agrees that each Landlord's Mortgagee shall also have the right to intervene in, and be made a party to, any such proceedings.

                 5.2.16 Future Leasehold Mortgage; Amendment of
Lease.

                        (a) Notwithstanding anything in this Lease to the contrary, each Leasehold Mortgagee shall have the right to restrict, limit or prohibit the execution of any other Leasehold Mortgage junior in priority to the lien of such senior Leasehold Mortgage, or, in the event of the execution of any such junior Leasehold Mortgage, to accelerate or increase the interest rate under the indebtedness secured by such senior Leasehold Mortgage; provided however, that this provision shall not apply to the Leasehold Mortgages executed pursuant to the Bank Credit Agreement and the Mortgage Notes Indenture;

                        (b) In the event of a Leasehold Mortgage (each, a "Successor Leasehold Mortgage") the proceeds of which are used to pay off in its entirety the indebtedness secured by any existing Leasehold Mortgage (each such existing Leasehold Mortgage an "Initial Leasehold Mortgage"), then the Successor Leasehold Mortgage shall be deemed to have succeeded to the position and all of the rights and priorities of the Initial Leasehold Mortgage with respect to the mortgagor under the Initial Leasehold Mortgage and with respect to third parties.

                        5.2.17 Certificate. Landlord shall, without charge, at any time and from time to time within ten (10) business days after written request of Tenant to do so, certify by written instrument duly executed and acknowledged to any Leasehold Mortgagee or purchaser, or proposed Leasehold Mortgagee or proposed





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                                                                    12




purchaser, or any other person, firm or corporation specified in such request:
(1) as to whether this Lease has been supplemented or amended, and if so, the substance and manner of such supplement or amendment; (2) as to the validity and force and effect of this Lease, in accordance with its tenor; (3) as to the existence of any default hereunder; (4) as to the existence of any offsets, counterclaims or defenses hereto on the part of Tenant; (5) as to the commencement and expiration dates of the terms of this Lease; and (6) as to any other matters as may be reasonably so requested. Any such certificate may be relied upon by Tenant and any other person, firm or corporation to whom the same may be exhibited or delivered, and the contents of such certificate shall be binding on Landlord.

                  5.2.18 Nominee. Any acquisition by Leasehold
Mortgagee of the leasehold estate under this Lease, or any rights or privileges thereunder may be taken in the name of such Leasehold Mortgagee or in the name of any nominee or designee selected by it.

                        5.2.19 New Lease. In the event of the termination of this Lease as a result of Tenant's default prior to the Expiration Date, or in the event of a rejection by Landlord or Tenant of this Lease under Chapter 11 of the Bankruptcy Code, Landlord shall, in addition to providing the notices of default and termination as required by this Lease, provide each Leasehold Mortgagee with written notice that the Lease has been terminated or that Landlord has filed a request with the Bankruptcy Court seeking to reject the Lease, together with a statement of all sums which would at that time be due under this Lease but for such termination or rejection, and of all other defaults, if any, then known to Landlord. Upon the request of the Leasehold Mortgagee, or its designee, whose lien upon the Leasehold Estate created hereby is superior to the lien of any and all other Leasehold Mortgages, Landlord agrees to enter into a new lease ("New Lease") of the Premises with such Leasehold Mortgagee or its designee for the remainder of the term of this Lease, effective as of the date of termination or rejection, as the case may be, at the Rent, and upon the terms, covenants and conditions (including all transfer rights, but excluding requirements which are not applicable or which have already been fulfilled) of this Lease, provided:

                              (a)   Such Leasehold Mortgagee shall make
      written request upon Landlord for such New Lease at the later of (1) within one hundred (100) days after the date such Leasehold Mortgagee receives Landlord's notice of termination or rejection of this Lease given pursuant to this Subsection 5.2.19; or (b) within forty-five (45) days after actual termination of the Lease as same may have been extended by Subsection 5.2.19 hereof.

                              (b) Such Leasehold Mortgagee or its designee shall pay or cause to be paid to Landlord at the time of the execution and delivery of such New Lease, any and all sums which would at the time of execution and delivery thereof be due pursuant to this Lease but for such termination and, in addition thereto, all reasonable expenses, including reasonable attorneys' fees, court costs and costs and disbursements which Landlord shall have incurred by reason of such termination and the execution and delivery of the New Lease and which have not otherwise been received by Landlord from Tenant or other party in interest under Tenant. Upon the execution of such New Lease, Landlord shall allow to Tenant named therein as an offset against the sums otherwise due under this Subsection
      5.2.19 or under the New Lease, an amount equal to the net income derived by Landlord from the Premises during the period from the effective date of termination of this Lease to the date of the beginning of the lease term under the New Lease. In the event of a controversy as to the amount to be paid to Landlord pursuant to this Section 5, the payment obligation shall be satisfied if Landlord shall be paid the amount not in controversy, and such Leasehold Mortgagee or its designee shall agree to pay any additional sum ultimately determined to be due.

                              (c) Such Leasehold Mortgagee or its designee shall agree to remedy any of Tenant's defaults of which said Leasehold Mortgagee was notified by Landlord's notice of termination or rejection and which are reasonably susceptible of being so cured by such Leasehold Mortgagee or its designee.

                              (d) Any New Lease made pursuant to this
      Section 5 shall be prior to any mortgage, sublease or other lien, charge or encumbrance on the fee of the Premises and the Tenant under such New Lease shall have the same right, title and interest in and to the Premises and buildings and improvements thereon as Tenant under this Lease. Any holder of any such lien, charge or encumbrance or sublease shall execute such instruments of subordination and/or attornment as the tenant under the New Lease may at any time require.

                              (e) The tenant under any New Lease shall be liable to perform the obligations imposed on the Tenant by such New Lease only for and during the period such person has ownership of such Leasehold Estate.

                              (f) If more than one (1) Leasehold Mortgagee shall request a New Lease pursuant to this Section 5, Landlord shall enter into such New Lease with the Leasehold Mortgagee whose mortgage is in the first lien position, or with the designee of such Leasehold Mortgagee. Landlord, without liability to Tenant or any Leasehold Mortgagee with an adverse claim, may rely upon a mortgagee title insurance policy issued by a responsible title insurance company doing business within the state in which the Premises are located as the basis for determining the appropriate Leasehold Mortgagee who is entitled to such New Lease.

                              (g) The provisions of this Subsection 5.2.19 shall expire and be null and void upon the occurrence of the expiration of twenty-one (21) years after the death of the survivor of the now living lawful descendants of William Clinton, President of the United States.

                              (h)   Concurrently with the execution and
      delivery of any New Lease, Landlord shall assign to the tenant named therein all of the right, title and interest in and to moneys (including insurance proceeds and condemnation awards), if any, then held by and payable by Landlord which Tenant would have been entitled, to receive but for the termination of the Lease. Upon the execution of any New Lease, the tenant named therein shall be entitled to any rent received under any sublease in effect during the period from the date of termination of the Lease to the date of execution of such New Lease.

                        5.2.20 Any Lawful Purposes. If at any time the Leasehold Mortgagee, its designee or any purchaser at foreclosure shall acquire Tenant's interest in the Lease by any means whatsoever, then notwithstanding anything contained in the Lease to the contrary, from and after the effective date of such acquisition the Property may be used for any lawful purpose subject to the REA.

            6. Subordination to REA and to Landlord's Mortgages.

            Landlord and Tenant understand and agree that, (i) this Lease is and shall be subject and subordinate to the terms, covenants and conditions contained in the REA and that each shall comply with all the terms, covenants and conditions therein; and (ii) this Lease shall be superior to, and have preference over, each of the Landlord's Mortgages. Clause (ii) of the preceding sentence shall be self-operative and no further instruments of subordination shall be required of mortgage holder or trustee under any Landlord's Mortgage. Each mortgage holder or trustee under a Landlord's Mortgage shall, if requested, furnish a subordination agreement to further evidence and acknowledge that such Landlord's Mortgage is junior in priority to this Lease.

            7.    Quiet Enjoyment.

            Landlord covenants that Tenant shall quietly have and enjoy the Premises during the Term, without hindrance or molestation by anyone claiming by, through or under Landlord, subject, however, to the exceptions, reservations, and conditions of this Lease.

            8.    Default.

                  (a) It is mutually agreed that if Tenant shall be in default in any of the terms or provisions of this Lease and shall fail to cure such default within sixty (60) days after the date of receipt of written notice of default from Landlord (unless, with respect to non-monetary defaults, such cure requires work to be performed, acts to be done, or conditions to be removed which cannot by their nature reasonably be performed, done or removed, as the case may be, within such sixty (60) day period, in which case there shall be allowed such additional time as may be required to effect such cure if Tenant shall have commenced curing same within such sixty (60) day period and shall prosecute the same to completion), then, in such event, Landlord shall have the right to terminate this Lease, subject to compliance with Section 5, but shall have no other rights at law or in equity due to a default by Tenant. Any notice provided in this paragraph may be given by Landlord or its attorney. Upon such termination by Landlord, Tenant shall at once surrender possession of the Premises to Landlord and remove all effects therefrom; and Landlord may forthwith re-enter the Premises and repossess itself thereof, and remove all persons and effects therefrom, using such force as may be necessary without being guilty of trespass, forcible entry or detainer or other tort.

            9.    Notices.

            All notices, demands, requests and other communications given hereunder shall be in writing and shall be deemed to have been given: (i) upon delivery if personally delivered; (ii) when delivered, postage prepaid, by certified or registered mail, return receipt requested as evidenced by the return receipt; or (iii) upon delivery if deposited with a nationally recognized overnight delivery service marked for delivery on the next business day, in any case, addressed to the party for whom it is intended at its address herein set forth:

            If to Landlord:

                  Venetian Casino Resort, LLC
                  3355 Las Vegas Boulevard South
                  Room 1C
                  Las Vegas, Nevada 89109
                  Attn:  General Counsel

            If to Tenant:

                  Grand Canal Shops
                  Mall Construction, LLC
                  3355 Las Vegas Boulevard South
                  Room 1G
                  Las Vegas, Nevada 89109
                  Attn:  General Counsel

            Any Party may change its address for the purposes of this section by giving notice of such change as aforesaid.

            10.   Further Assurances.

            Each party upon the request of the other party and at the expense of such other party at any time from time to time, agrees to promptly execute, acknowledge where appropriate and deliver such additional instruments and documents (including, without limitation, a limited warranty deed (or such other form of deed as shall be required in Clark County, Nevada in order for Tenant and any Leasehold Mortgagee to obtain the title insurance they require) so as to convey to Tenant fee simple title to the Premises on the Transfer Date)) in recordable form if appropriate, and to take such other actions, in each case, as may be reasonably requested by such other party in order to effectuate the agreements contained herein. The parties further agree to make such changes to this Lease as shall be reasonably required to make this Lease consistent with all applicable laws.

            11.   Non-Disturbance of Subtenants.

            Landlord covenants and agrees that, if for any reason whatsoever, this Lease shall terminate, Landlord will recognize the tenancy of any subtenant of Tenant pursuant to the terms of such subtenant's sublease provided that (i) such subtenant is not in default thereunder; (ii) such subtenant shall attorn to Landlord and accept Landlord as the Landlord under such sublease; and (iii) such subtenant will be bound by and perform all of the obligations under such sublease. In such event, Landlord will not disturb the possession of such subtenant and will be bound by all of the obligations imposed on the sublessor under the sublease. Landlord hereby agrees to execute and deliver promptly upon request therefor by Tenant a nondisturbance agreement in recordable form and in favor of any subtenants of the Premises pursuant to a sublease between Tenant, its successors and assigns and such subtenant in form reasonably satisfactory to the applicable subtenant.

            12.   Miscellaneous.

                  12.1 Successors. All rights, obligations and liabilities herein given to, or imposed upon, the respective parties hereto shall extend to and bind the several respective heirs, executors, administrators, trustees, receivers, legal representatives, successors and assigns of the said parties; and if there shall be more than one tenant, they shall all be bound jointly and severally by the terms, covenants and agreements herein.

                  12.2 Governing Law. This Lease shall be governed and construed in accordance with the laws of the State of Nevada applicable to agreements made and to be wholly performed in the State of Nevada.

                  12.3 No Partnership. Landlord does not in any way or for any purpose become a partner of Tenant in the conduct of its business, or otherwise, or joint venturer or member of a joint enterprise with Tenant by virtue of this Lease.

                  12.4 Tenant Defined; Use of Pronoun. The term "Tenant" shall mean the tenant herein named or any assignee or other successor in interest (immediate or remote) of the tenant herein named, which at the time in question is the owner of Tenant's estate and interest granted by this Lease, and (except as set forth in the REA) in the event of a transfer of the leasehold interest in the Premises created hereby, the transferor shall be and hereby is (to the extent of the interest or portion of the leasehold estate transferred) automatically and entirely released and discharged, from and after the date of such transfer, of all liability and obligations in respect of the performance of any of the terms of this Lease on the part of Tenant thereafter to be performed; and (except as set forth in the REA) the transferee shall be deemed to have assumed and agreed to perform (and without further agreement between the then parties hereto, or among such parties and the transferee) and only during and in respect of the transferee's period of ownership of Tenant's interest under this Lease, all of the terms of this Lease on the part of Tenant to be performed during such period of ownership, which terms shall be deemed to be "covenants running with the land," it being intended that Tenant's obligations hereunder shall be binding on Landlord, its successors and assigns, only during and in respect of their respective successive periods of ownership.

                  12.5 Negation of Personal Liability. Notwithstanding anything contained herein to the contrary, each of Landlord and Tenant agrees that neither the other party hereto, nor any of such other party's agents or employees, nor any of its officers, directors or direct or indirect owners, or any of the officers or directors of any such direct or indirect owners shall have any personal liability with respect to any of the provisions of this Lease and each of Landlord and Tenant shall look solely to (i) the estate and interest of the other party in the Premises or the Venetian, as applicable (including, without limitation, any profits and proceeds therefrom) for the satisfaction of Landlord's or Tenant's remedies, as applicable, including, without limitation, the collection of any judgment or the enforcement of any judicial process requiring the payment or expenditure of money by Landlord or Tenant, in the event of any default or breach by the other party with respect to any of the terms and provisions of this Lease to be observed and/or performed by the other party, subject, however, to the prior rights, if any, of any holder of any Landlord's Mortgage covering all or part of the Premises, and no other assets of Landlord or Tenant or any principal of Landlord or Tenant shall be subject to levy, execution or other judicial process for the satisfaction of the other party's claim and in the event Landlord or Tenant obtains a judgment against the other, the judgment docket shall be so noted. This Section shall inure to the benefit of each of Landlord's and Tenant's successors and assigns and their respective principals.

      Terms defined herein by reference to another agreement shall mean such agreement as amended from time to time, whether or not such agreement has expired or terminated.

            13.   Conveyance to Tenant.

                  13.1 Conveyance of Fee Simple Title. On the Transfer Date, in consideration of the covenants theretofore performed by Tenant hereunder, Landlord shall convey to Tenant fee simple title to the Mall Real Estate by warranty deed and quitclaim all right, title and interest of Landlord, if any, in the Mall Improvements in the form attached hereto as Exhibits B-1 and B-2 and made a part hereof. Such conveyance shall be made subject to the GMAC loan and all security therefor, and the matters set forth on Exhibit B-3 attached hereto and made a part hereof (the "Permitted Exceptions"). At its sole cost and expense, Landlord shall furnish to Tenant (i) an owner's title insurance policy insuring Tenant as fee simple title owner of the Mall Real Estate and the Mall Improvements subject only to the Permitted Exceptions and (ii) an ALTA survey of the Mall Real Estate after completion of the Subdivision. Landlord shall also furnish a Bill of Sale conveying all of Landlord's right, title and interest, if any, in any Mall Property in existence on the Transfer Date in the form attached hereto as Exhibit C and made a part hereof.

                  13.2 Conveyance of Other Property. On the Transfer Date, Landlord shall assign and transfer to Tenant all of the tangible and intangible personal property, including without limitation, all contracts, lease and letters of intent related to the Premises, described on Exhibit D attached hereto and made a part hereof. Such assignment is to be effectuated by the execution of an Assignment and Assumption Agreement in the form attached hereto as Exhibit E and made a part hereof. On the Transfer Date Tenant shall assume such liabilities and obligations with respect to such tangible and intangible personal property as described in the Assignment and Assumption Agreement attached hereto as Exhibit E.

                  13.3 Assumption of Mortgage. On the Transfer Date, Tenant shall execute and deliver to Landlord and GMAC an Assumption Agreement in the form attached hereto as Exhibit F pursuant to which Tenant shall assume all of the liabilities and obligations of Landlord under the GMAC Fee Mortgage.



                        [signature page follows]

            IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by the undersigned by authority duly given, as of the day and year first above written.

                                        LANDLORD:

                                        VENETIAN CASINO RESORT, LLC, a
                                        Nevada limited liability company

                                        By: Las Vegas Sands, Inc.,
                                        as managing member

                                        By: /s/ William P. Weidner
                                            ------------------------------------
                                            Name:  William P. Weidner
                                            Title: President


                                        TENANT:

                                        GRAND CANAL SHOPS MALL
                                        CONSTRUCTION, LLC, a Delaware limited
                                        liability company

                                        By: Venetian Casino Resort, LLC, its
                                            managing member

                                        By: /s/ David Friedman
                                            ------------------------------------
                                            Name:  David Friedman
                                            Title: Secretary

                               EXHIBIT A-1

                             Mall I Airspace

                               EXHIBIT A-2

                            Retail Annex Land

                                   EXHIBIT A-3

                                  Phase I Land

                                   EXHIBIT B-1

                                  Warranty Deed

                            GRANT, BARGAIN, SALE DEED


This INDENTURE WITNESSETH: That: VENETIAN CASINO RESORT, LLC, a Nevada limited liability company in consideration of $10.00, the receipt of which is hereby acknowledged, do hereby Grant, Bargain, Sell and Convey to Grand Canal Shops Mall Construction, LLC, a Delaware limited liability company all the real property situated in the City of Las Vegas, County of Clark, State of Nevada, bounded and described as follows:

                  See Exhibit A attached hereto and made a part hereof

A.P.N.

SUBJECT TO: See Exhibit B attached hereto and made a part hereof.

         Together with all and singular the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

         IN WITNESS WHEREOF, Venetian Casino Resort, LLC has executed this Grant, Bargain, Sale Deed this ______ day of ____________, ____.

                                                     VENETIAN CASINO RESORT, LLC

                                                     By: Las Vegas Sands, Inc.,
                                                           as managing manager


                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:



STATE OF NEVADA,                    )                             ESCROW NO._____________
COUNTY OF ______________            )
                                                                  WHEN RECORDED MAIL TO:
On ________________________ personally appeared before
me, a Notary Public,_______________________________of Las Vegas   Grand Canal Shops Mall
Sands, Inc. who acknowledged that __he__ executed the             Construction, LLC
above instrument.                                                 Room 1C
                                                                  3355 Las Vegas Boulevard South
Signature______________________________                           Las Vegas, Nevada 89109
                     (Notary Public)                              Attention: General Counsel


                                    EXHIBIT A

                                    Property

                                    EXHIBIT B

                              Permitted Exceptions

         Those matters set forth on Schedule B of the Proforma Policy Number 9707607-C RG issued by Lawyers Title of Nevada, Inc. on November 13, 1997.

                                   EXHIBIT B-2

                                 QUITCLAIM DEED


This INDENTURE WITNESSETH: That: VENETIAN CASINO RESORT, LLC, a Nevada limited liability company in consideration of $10.00, the receipt of which is hereby acknowledged, do hereby remise, release and forever quitclaim to Grand Canal Shops Mall Construction, LLC, a Delaware limited liability company, all the improvements and fixtures located on the real property situated in the City of Las Vegas, County of Clark, State of Nevada, bounded and described as follows:

                  See Exhibit A attached hereto and made a part hereof

A.P.N.

SUBJECT TO: See Exhibit B attached hereto and made a part hereof.

         Together with all and singular the tenements, hereditaments and appurtenances thereto belonging or in anywise appertaining.

         IN WITNESS WHEREOF, Venetian Casino Resort, LLC has executed this Grant, Bargain, Sale Deed this ______ day of ____________, ____.

                                                     VENETIAN CASINO RESORT, LLC

                                                     By: Las Vegas Sands, Inc.,
                                                           as managing manager


                                                     By:
                                                         -----------------------
                                                             Name:
                                                             Title:

STATE OF NEVADA,                    )                             ESCROW NO.
COUNTY OF ______________            )
                                                                  WHEN RECORDED MAIL TO:
On ________________________ personally appeared before
me, a Notary Public,_______________________________of Las Vegas   Grand Canal Shops Mall
Sands, Inc. who acknowledged that __he__ executed the             Construction, LLC
above instrument.                                                 Room 1C
                                                                  3355 Las Vegas Boulevard South
Signature_________________________________                        Las Vegas, Nevada 89109
                     (Notary Public)                              Attention: General Counsel

                                    Exhibit A

                                    Property

                                   EXHIBIT B-3

                              PERMITTED EXCEPTIONS

         Those matters set forth on Schedule B of the Proforma Policy Number 9707607-C RG issued by Lawyers Title of Nevada, Inc. on November 13, 1997.

                                    EXHIBIT C


                                  BILL OF SALE

                  FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are acknowledged, VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("Seller") sells, assigns, transfers and delivers to GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Purchaser"), all of Seller's right, title and interest in and to all personal property owned by Seller and located on or used in connection with the operation and use of the real property described on Exhibit 1 attached hereto and the improvements thereon or therein (collectively, the "Property").

                  THE PROPERTY IS CONVEYED "AS IS", "WHERE IS" WITHOUT WARRANTY OR REPRESENTATION OF ANY KIND, AND ALL WARRANTIES
OF QUALITY, FITNESS AND MERCHANTABILITY ARE HEREBY
EXCLUDED.

                  TO HAVE AND TO HOLD all and singular the Property unto Purchaser, its successors, heirs, executors, administrators and assigns, to their own proper use and benefit, forever.

                  IN WITNESS WHEREOF, this Bill of Sale has been executed as of __________,_____.

                                     SELLER:

                                            VENETIAN CASINO RESORT, LLC,

                                            By:      Las Vegas Sands, Inc.,
                                                     as managing member

                                                     By:
                                                         -----------------------
                                                         Name:
                                                         Title:

                            Exhibit 1 to Bill of Sale

                                    EXHIBIT D

     Description of Contracts and Tangible and Intangible Personal Property

                  All right, title and interest of Landlord, if any, in and to any tangible personal property located on the Premises, including furniture, fixtures and equipment. All right, title and interest of Landlord, if any, in and to contracts, letters of intent, leases, agreements, management agreements, guaranties, permits, warranties, rights to trademarks, logos and other intellectual property rights and rights to phone numbers and the like pertaining to the construction, operation, improvement, alteration or repair of the Premises.

                                    EXHIBIT E

                     ASSIGNMENT AND ASSUMPTION AGREEMENT OF
             CONTRACTS AND TANGIBLE AND INTANGIBLE PERSONAL PROPERTY

                  THIS ASSIGNMENT (this "Assignment") is made and entered into as of ___________, by and between VENETIAN CASINO RESORT, LLC, a Nevada limited liability company ("Assignor"), and GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company ("Assignee"), with reference to the following:

                  A. In accordance with the terms of that certain Mall I Airspace/Ground Lease by and between Assignor, as Landlord, and Assignee, as Tenant dated as of November 14, 1997 (the "Lease"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Lease), Assignor is conveying to Assignee concurrently herewith the real property more particularly described on Exhibit A attached hereto and the improvements thereon or therein (the "Property").

                  B. In connection with the conveyance of the Property, Assignor and Assignee intend that all of Assignor's right, title and interest in and to any contracts and tangible and intangible personal property relating to the Property be assigned and transferred to Assignee.

                  NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties agree that:

                  1. Assignment. Assignor assigns, conveys, transfers and sets over to Assignee any and all of Assignor's right, title and interest in and to the contracts and tangible and intangible personal property described on Exhibit B attached hereto and made a part hereof.

                  2. As Is. The parties expressly acknowledge and agree that this assignment is made "as is", "where is" and without any representations or warranties of Assignor of any kind except as otherwise provided in the Lease.

                  3. Assumption. Assignee does hereby accept the foregoing Assignment and assumes, covenants and agrees to perform, be bound by, discharge and observe all of the terms, covenants, conditions, duties, obligations, undertakings and liabilities of Assignor with respect to such contracts and tangible and intangible personal property.

                  4. Governing Law. This Assignment shall be governed by and construed in accordance with the laws of the State of Nevada.

                  5. Successors and Assigns. This Assignment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

                  6. Modifications. This Assignment may not be modified, altered or amended, or its terms waived, except by an instrument in writing signed by the parties hereto.

                  IN WITNESS WHEREOF, this Assignment has been executed by the parties as of the date first above written.

                                   ASSIGNOR:

                                   VENETIAN CASINO RESORT, LLC

                                   By: Las Vegas Sands, Inc., as managing member

                                       By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                   ASSIGNEE:

                                   GRAND CANAL SHOPS MALL
                                   CONSTRUCTION, LLC

                                       By: Venetian Casino Resort, LLC, as sole
                                           member

                                                By:  Las Vegas Sands, Inc., as
                                                     managing member

                                                By:
                                                     --------------------------
                                                     Name:
                                                     Title:

                                    EXHIBIT A

                     (To Assignment and Assumption Agreement
               of Contracts and Tangible and Intangible Property)

                                    Property

                                    EXHIBIT B

                     (To Assignment and Assumption Agreement
           of Contracts and Tangible and Intangible Personal Property)

             Contracts and Tangible and Intangible Personal Property

                  All right, title and interest of Assignor, if any, in and to all tangible personal property located on the Property, including furniture, fixtures and equipment. All right, title and interest of Assignor, if any, in and to contracts, letters of intent, agreements, management agreements, guaranties, permits, warranties, rights to trademarks, logos and other intellectual property rights and rights to phone numbers and the like pertaining to the construction, operation, improvement, alteration or repair of the Property.

                                    EXHIBIT F
                        (To Mall I Airspace/Ground Lease)


                              ASSUMPTION AGREEMENT


                  THIS ASSUMPTION AGREEMENT ("Assumption") is made as of this ____ day of __________, 1997 among GMAC COMMERCIAL MORTGAGE CORPORATION, a California corporation, whose address is 100 South Wacker Drive, Suite 400, Chicago, Illinois 60604 ("GMAC"), VENETIAN CASINO RESORT, LLC, a Nevada limited liability company, whose address is 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 ("VCR"), and GRAND CANAL SHOPS MALL CONSTRUCTION, LLC, a Delaware limited liability company whose address is 3355 Las Vegas Boulevard South, Las Vegas, Nevada 89109 ("Construction LLC"), and acknowledged by LAWYERS TITLE OF NEVADA, INC., a Nevada corporation, whose address is 1050 East Flamingo, Suite 180, Las Vegas, Nevada 09119 ("Title Company").

                              W I T N E S S E T H:

                  WHEREAS, in accordance with the terms of that certain Mall I Airspace/Ground Lease by and between VCR, as landlord, and Construction LLC, as tenant, dated as of November 14, 1997 (the "Mall I Lease"; capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Mall I Lease), VCR has agreed to convey to Construction LLC the real property situated in Clark County, Nevada and more particularly described on Exhibit A attached hereto and made a part hereof (the "Property");

                  WHEREAS, pursuant to the terms of the Credit Agreement dated November 14, 1997 among Las Vegas Sands, Inc., VCR, and Construction LLC, (individually and collectively, as the context requires, "Borrowers") and GMAC, as lender ("GMAC Credit Agreement"), and the other Loan Documents (as defined in the Credit Agreement, GMAC has provided certain loans in the aggregate amount of $140, 000,000.00, which loans are secured by, among other things, the Deed of Trust, Assignment of Leases and Rents and Security Agreement dated as of November , 1997 made by VCR to the Title Company for the benefit of GMAC and recorded on , 19 as Document No.___________________________ in the Office of the Recorder of Deeds, Clark County, Nevada ("Deed of Trust"); and

                  WHEREAS, Construction LLC has agreed to assume all of VCR's remaining obligations under the Deed of Trust, Construction LLC already being bound by all of the obligations and liabilities under the GMAC Credit Agreement and the other Loan Documents.

                                R E C I T A L S:

            NOW, THEREFORE, in consideration of the mutual terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. Assumption of the Obligations Under the Deed of Trust. Construction LLC hereby assumes all of the obligations and liabilities under the Deed of Trust and covenants, promises and agrees as follows:

                           1.1 To perform each and all of the covenants, agreements and obligations in the Deed of Trust to be performed by VCR at the time, in the manner, and in all respects as therein provided; and

                           1.2 To be bound by each and all of the terms and provisions of the Deed of Trust as though it had originally been made executed and delivered by Construction LLC.

                  2. Further Assurances. Construction LLC agrees to execute any documents reasonably required by GMAC in order to evidence Construction LLC's assumption of the obligations under the Deed of Trust.

                  3. Title Update. VCR has concurrently herewith provided GMAC with a date down endorsement to its title policy which update shows only exceptions to title permitted by the Loan Documents or otherwise reasonably acceptable to GMAC.

                  4. Representation and Warranty. Construction LLC hereby represents, covenants, acknowledges, and warrants that the Deed of Trust is valid, enforceable against it, and free from all defenses.

                  5. Binding Effect. This Assumption shall be binding upon and inure to the benefit of the parties hereto and their respective beneficiaries, legal representatives, heirs, successors and assigns.

                  6. Entire Agreement. This Assumption constitutes the entire understanding of the parties with respect to the subject matter hereof, and the terms and conditions of this Assumption may be amended or modified only by a written instrument signed by the parties hereto.

                  7. Headings. The headings of paragraphs hereof are for convenience only and do not modify, limit or define the contents of the paragraphs.

                  8. Recording. This Assumption shall be recorded with the Office of the Recorder of Deeds, Clark County, Nevada, at Construction LLC's expense.

                  IN WITNESS WHEREOF, the parties have executed this Assumption as of the day and year first above written.

                                            GMAC COMMERCIAL
                                            MORTGAGE CORPORATION



                                      By:
                                          --------------------------------------

                                      Its:
                                          --------------------------------------


                                      VENETIAN CASINO RESORT, LLC

                                      By: Las Vegas Sands, Inc., as managing
                                          member


                                      By:
                                          --------------------------------------
                                          Name:
                                          Title:

                                      GRAND CANAL SHOPS
                                      MALL CONSTRUCTION, LLC

                                      By: Venetian Casino Resort, LLC, as sole
                                          Member

                                               By:      Las Vegas Sands, Inc.,
                                                        as managing member


                                               By:
                                                   -----------------------------
                                                     Name:
                                                     Title:


Accepted and Agreed to this ______
day of____________________, 19____

LAWYERS TITLE OF NEVADA, INC.


By:
     -------------------------------

Its:
     -------------------------------

STATE OF                             )
                                     )
COUNTY OF                   )

                  This instrument was acknowledged before me on the ____ day of ___________, 19___, by___________________________________, as___________________
of GMAC COMMERCIAL MORTGAGE CORPORATION.



                                                              Notary Public

STATE OF                             )
                                     )
COUNTY OF                   )

                  This instrument was acknowledged before me on the ____ day of ___________, 19___, by___________________________________, as___________________
of LAS VEGAS SANDS, INC.



                                                              Notary Public

STATE OF                             )
                                     )
COUNTY OF                   )

                  This instrument was acknowledged before me on the ____ day of ___________, 19___, by___________________________________, as___________________
of LAS VEGAS SANDS, INC.



                                                              Notary Public

STATE OF                             )
                                     )
COUNTY OF                   )

                  This instrument was acknowledged before me on the ____ day of ___________, 19___, by___________________________________, as___________________
of LAWYERS TITLE OF NEVADA, INC.



                                                              Notary Public

This instrument prepared by and after recording should be returned to:

Altheimer & Gray
10 South Wacker Drive
Suite 4000
Chicago, IL  60606
Attention:  Audrey E. Selin, Esq.

                                   EXHIBIT "A"

                                    PROPERTY